SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

     Filed by the Registrant |X|
     Filed by a Party other than the Registrant |_|
     Check the appropriate box:
     |_| Preliminary proxy statement          |_|  Confidential, For Use of the
                                                   Commission Only (as permitted
     |X| Definitive proxy statement                by Rule 14a-6(e)(2))
     |_| Definitive Additional Materials
     |_| Soliciting Material under Rule 14a-12

                                  AVANTGO, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (check the appropriate box):
     |X| No fee required.
     |_| Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.
     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     |_| Fee paid previously with preliminary materials:

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     |_| Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party

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     (4) Date Filed:

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


                                  AVANTGO, INC.
                             25881 Industrial Blvd.
                            Hayward, California 94545

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 13, 2002

To the Stockholders of AvantGo, Inc.

     You are cordially invited to attend the annual meeting of stockholders of AvantGo, Inc., which will be held at our headquarters located at 25881 Industrial Blvd., Hayward, California 94545 on May 13, 2002 at 1:30 p.m., to consider and act upon the following matters:

     1. To elect three Class II directors to serve on our board of directors for a three-year term.

     2. To ratify the appointment of Ernst & Young LLP as our independent public accountants for the fiscal year ended December 31, 2002.

     3. To transact such other business as may properly come before the annual meeting and any adjournments or postponements of the annual meeting.

     Only stockholders of record at the close of business on March 20, 2002 are entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at our headquarters located at 25881 Industrial Blvd., Hayward, California 94545, during ordinary business hours for the ten-day period prior to the annual meeting.

                                             By Order of the Board of Directors


                                             /s/ Mark Cochran
                                             --------------------------------
                                             Mark Cochran
                                             Secretary

                               Hayward, California
                                 March 29, 2002

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                                    IMPORTANT

Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.
--------------------------------------------------------------------------------

                                  AVANTGO, INC.
                             25881 Industrial Blvd.
                            Hayward, California 94545

                         ------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 13, 2002

                         ------------------------------

     These proxy materials are furnished in connection with the solicitation of proxies by the board of directors of AvantGo, Inc., a Delaware corporation, for the annual meeting of stockholders to be held at our headquarters located at 25881 Industrial Blvd., Hayward, California 94545, on Monday, May 13, 2002, at 1:30 p.m., and at any adjournment or postponement of the annual meeting. These proxy materials were first mailed to stockholders on or about April 9, 2002.

     Our principal executive offices are located at 25881 Industrial Blvd., Hayward, California 94545. The telephone number at that address is (510) 259-4000.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     Our common stock is the only type of security entitled to vote at the annual meeting. On March 20, 2002, the record date for determination of stockholders entitled to vote at the annual meeting, there were 35,501,609 shares of common stock outstanding. Each stockholder of record on March 20, 2002 is entitled to one vote for each share of common stock held by such stockholder on that date. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Quorum Required

     Our bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the annual meeting. The three nominees for Class II director receiving the highest number of affirmative votes will be elected.

     Proposal 2. Ratification of the appointment of Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2002 requires the affirmative vote of a majority of the votes cast. An abstention has the same effect as a vote against this proposal.

Proxies

     Whether or not you are able to attend our annual meeting, you are urged to complete and return the enclosed proxy, which is solicited by our board and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposals 1 and 2 and, as to other matters that may properly come before the annual meeting, such proxies will be voted in the discretion of the proxy holders. You may also revoke or change your proxy at any time before the annual meeting. To do this, send a written notice of revocation or another signed proxy with a later date to our Secretary at our principal executive offices before the beginning of the annual meeting. You may also automatically revoke your proxy by attending the annual meeting and voting in person.

Solicitation of Proxies

     We will pay all the costs of solicitation of proxies. Proxies may be solicited by our officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for their services. Our service agreement with ComputerShare Trust Company, Inc. provides that ComputerShare will prepare and mail the proxy material in connection with the annual meeting. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile, or messenger. We will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding the soliciting materials to their principals.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The number of members on our board is currently fixed at nine. Pursuant to our bylaws, our board is divided into three classes: Class I, II and III directors, with three members in each class. Each year, the stockholders elect the members of one of these three classes. At the annual meeting, three directors will be elected to serve as Class II directors for a term of three years, expiring on the date of the annual meeting of stockholders in 2005. The directors who are being nominated for election to our board, their ages as of March 20, their positions and offices held with us and certain biographical information are set forth below. If elected, the nominees will continue in office until a successor has been elected or until resignation or removal in the manner provided by our bylaws. The names of nominees, as well as the Class I and Class III directors whose terms will continue after the annual meeting, are listed below.

Nominees to Serve as Directors Serving for a Term Expiring at the 2005 annual meeting of Stockholders (Class II Directors):

Nominee                         Age              Positions and offices
                                                 held with us

Felix Lin                       38               Vice Chairman of the Board
Peter Ziebelman                 46               Director
William J. Miller               56               Director

     Felix Lin. Mr. Lin is one of our co-founders and is a director. Mr. Lin has been our vice chairman of the board since February 2001. Mr. Lin served as our chairman of the board from January 2000 to February 2001. From July 1997 to February 2000, Mr. Lin was our chief executive officer. Mr. Lin has also served as chairman of the board, president and chief executive officer, and as the sole director of our Globalware subsidiary since May 26, 2000. Prior to founding AvantGo, from October 1994 to June 1997, Mr. Lin was the director of Internet strategy for Versant Object Technology, a management systems company. Mr. Lin served as database product marketing manager at NeXT Computer, Inc. from February 1992 until October 1994. From October 1990 to January 1992, Mr. Lin was product manager at Cadre Technology (now Sterling Software). From June 1988 to June 1990, Mr. Lin was a principal consultant and consulting manager for Oracle Consulting Group at Oracle Corporation. Mr. Lin holds a B.S. degree in Electrical

Engineering and a Master of Science in Computer Science from the Massachusetts Institute of Technology, and a Master of Science in Management from the Massachusetts Institute of Technology Sloan School of Management.

     Peter Ziebelman. Mr. Ziebelman has been one of our directors since October 1997. Mr. Ziebelman is a co-founder of 21st Century Internet Venture Partners, a venture capital firm, and since November 1996 has been one of its general partners. From 1988 to October 1996, Mr. Ziebelman was a partner of Thompson Clive Venture Capital, an international venture capital firm. Mr. Ziebelman serves on the board of directors of Vicinity Corporation and several private companies. Mr. Ziebelman holds a B.S. in Computer Science and Psychology from Yale University and a Master of Science in Management from Stanford Graduate School of Business.

     William J. Miller. Mr. Miller joined our board in March 2002. From April 1996 to November 1999, Mr. Miller served as Chairman and Chief Executive Officer of Avid Technology, Inc. From March 1992 to September 1995, Mr. Miller served as Chairman and Chief Executive Officer of Quantum Corporation. Mr. Miller also serves as a director for Nvidia Corporation and Waters Corporation. Mr. Miller holds a B.A. degree and a law degree (J.D.) from the University of Minnesota.

Board Recommendation: Our board recommends that you vote FOR the nominees listed above.

Continuing Directors

Directors Serving for a Term Expiring at the 2004 annual meeting of Stockholders (Class I Directors):

Director                                   Age            Positions and offices
                                                          held with us

Christopher B. Hollenbeck (1)(2)           34             Director
Linus Upson                                31             Director
Jeffrey T. Webber                          49             Director

     (1)  Member of Compensation Committee

     (2)  Member of Audit Committee

     Christopher B. Hollenbeck. Mr. Hollenbeck has been one of our directors since May 1998. Since July 1998, Mr. Hollenbeck has been a managing director of Granite Ventures, LLC, formerly H&Q Venture Associates, LLC, a venture capital firm and is one of three investment managers for Adobe Ventures. From June 1996 to July 1998, Mr. Hollenbeck served as a vice president in Hambrecht & Quist's Venture Capital department. Prior to joining Hambrecht & Quist's Venture Capital department, from 1990 to 1996, Mr. Hollenbeck worked in Hambrecht & Quist's Mergers & Acquisitions department and Corporate Finance department. Mr.
Hollenbeck also serves as a director for several private companies. Mr. Hollenbeck holds a B.A. degree in American Studies from Stanford University.

     Linus Upson. Mr. Upson is one of our co-founders and has served as one of our directors since July 1997. From February 1998 to October 2001, Mr. Upson served as our chief technology officer. From July 1997 to October 2000, Mr. Upson also served as our president. From May 1996 to March 1997, Mr. Upson was a software engineer at Netscape Communications. From January 1996 to April 1996, Mr. Upson was a software engineer at Netcode Corporation. From January 1995 to January 1996, Mr. Upson was a consultant for his own company, Virtual Pages, Inc. From April 1993 to January 1995, Mr. Upson was a software engineer at NeXT Computer, Inc.

     Jeffrey T. Webber. Mr. Webber has served on our board since October 1999. Since October 1999, Mr. Webber has served as a managing director of the general partner of The Entrepreneurs' Growth Fund, L.P. Since September 1999, Mr. Webber has served as a managing director of the general partner of The Entrepreneurs' Fund II, L.P. Since February 1997, Mr. Webber has served as a managing director of The Entrepreneurs' Fund, L.P. The Entrepreneurs' Funds are early stage venture capital funds. Mr. Webber founded, and since January 1991 has served as president of, R. B. Webber & Company, which provides strategic planning consulting services to high technology companies. Mr. Webber also serves on the board of directors of Commerce One, Inc., Persistence Software, Inc., Sagent Technology, Inc., and several private companies. Mr. Webber holds a B.A. degree in American Studies from Yale University.

Directors Serving for a Term Expiring at the 2003 annual meeting of Stockholders (Class III Directors):

Director                              Age             Positions and offices
                                                      held with us

Robert J. Lesko (1)(2)                 59             Director
Richard Owen                           37             Chairman of the Board;
                                                      Chief Executive Officer
James Richardson (2)                   54             Director

(1)  Member of Compensation Committee

(2)  Member of Audit Committee

     Robert J. Lesko.  Mr. Lesko has been one of our directors  since July 1998.
Since January 1999, Mr. Lesko has been the chief executive officer of Lesko Associates, Inc., a private investment and consulting firm. From September 1997 to December 1998, Mr. Lesko was a corporate vice president of AT&T and led the global consulting and integration business within AT&T Solutions, a wholly owned subsidiary of AT&T, where he also served on the board of directors. From March 1996 to August 1997, Mr. Lesko led the financial services industry global consulting practice at AT&T Solutions. From September 1984 to March 1996, Mr. Lesko was a management consulting partner at Deloitte and Touche, where he led the U.S. banking practice. From 1974 to 1983, Mr. Lesko was the founder and chief executive officer of Software Architecture & Engineering, Inc. Mr. Lesko received his B.S. degree in Mechanical Engineering from the University of Notre Dame and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

     Richard Owen. Mr. Owen has served as our chairman of the board since October 2000. Mr. Owen has also served as our chief executive officer and as one of our directors since February 2000 and has been employed by us since January 2000. From September 1998 to December 1999, Mr. Owen served as vice president of Dell Online Worldwide for Dell Computer Corporation. From July 1992 to September 1998, Mr. Owen served in a variety of roles, including international business development, director of supply chain integration and general manager of Japan Home and Small Office Sales at Dell Computer Corporation. From 1987 to 1990, Mr. Owen was an information technology consultant with KPMG Management Consultants in London, England. Mr. Owen is also a director of FTD.com, Inc. Mr. Owen holds a Bachelors Degree in Mathematics and Economics from Nottingham University in England and a Master of Science in Management from the Massachusetts Institute of Technology Sloan School of Management.

     James Richardson. Mr. Richardson has been one of our directors since September 2001. Since April 2001, Mr. Richardson has been a consultant to NetIQ Corporation and other high technology companies and a private investor. From July 1998 through March 2001, Mr. Richardson was senior vice president and chief financial officer of WebTrends Corporation, a web server management and web analytics company, which merged with NetIQ Corporation in March 2001. From April 1994 to December 1997, Mr. Richardson was senior vice president of corporate operations and chief financial officer at Network

General Corporation, which merged with McAfee Associates in December 1997, resulting in the creation of Network Associates. From July 1992 to February 1994, Mr. Richardson was vice president and chief financial officer of Logic Modeling Corporation, now a division of Synopsis, and from November 1989 to June 1992, he was vice president and chief financial officer of Advanced Logic Research. Mr. Richardson is also a director of Rainmaker Systems and one private company. Mr. Richardson holds a doctorate degree in law from Northwestern School of Law of Lewis and Clark College and a master's degree in business administration from the University of Portland.

Information on Committees of the Board of Directors and Meetings

     During the fiscal year ended December 31, 2001, our board held 6 meetings. During the last fiscal year, each of the current directors other than Felix Lin and Linus Upson attended at least 75% of the aggregate of (i) the total number of meetings of our board held during the period during which such directors served on our board and (ii) the total number of meetings held by all committees of our board on which each such director served during the period which such director served. Our board has an Audit Committee and a Compensation Committee. Our board has also established a Non-Officer Employee Option Approval Committee with the authority to grant stock options to our non-officer employees within parameters set forth by the Compensation Committee. Mr. Owen is the sole member of the Non-Officer Employee Option Approval Committee. Our board does not have a nominating committee or a committee performing the functions of a nominating committee.

     The members of the Audit Committee are Messrs. Lesko, Hollenbeck and Richardson. All of such members are independent according to the standards regarding independence set forth by the Nasdaq National Market. During the last fiscal year, the Audit Committee met four times. The Audit Committee reviews, acts on and reports to our board of directors with respect to various auditing and accounting matters, including the selection of our accountants, the scope of the annual audits, fees to be paid to our accountants, the performance of our accountants and compliance with accounting practices.

     The members of the Compensation Committee are Messrs. Hollenbeck and Lesko. During the last fiscal year, the Compensation Committee held two meetings. The Compensation Committee has the authority and responsibility to review and recommend to our board, or determine, our senior management's annual salaries, bonuses, stock options and other direct and indirect benefits; review new executive compensation programs; review the operation of executive compensation programs to determine whether they are properly coordinated; establish and review policies for the administration of executive compensation programs; modify any executive compensation programs that yield payments and benefits that are not reasonably related to executive performance; and establish and review policies related to management perquisites. The Compensation Committee also administers our 1997, 2000 and 2001 stock incentive plans and our 2000 Employee Stock Purchase Plan with respect to our executive officers.

     The sole member of the Non-Officer Option Approval Committee is Richard Owen. The Non-Officer Option Approval Committee has the authority and responsibility to approve stock option grants to our non-officer employees in such minimum and maximum amounts established by the Compensation Committee and negotiate and approve of reasonable severance terms (including but not limited to acceleration of vesting on outstanding options and reasonable severance payments) for terminated non-officer employees.

Director Compensation

     We do not currently compensate our directors for their service as members of our board. However, we reimburse non-employee directors for certain expenses in connection with attendance at board and committee meetings. We do not provide additional compensation for committee participation or special assignments of our board. Upon joining our board, initial stock option grants to purchase shares of our common stock were made to the following non-employee directors in the following amounts: Robert Lesko (60,000), Jeffrey Webber (64,000), Jim Richardson (50,000) and William J. Miller (50,000).

     In May 2000, the board adopted our stock option grant program for non-employee directors. The program is administered under our 2000 stock incentive plan. Under this program, each non-employee director will receive a nonqualified stock option to purchase 50,000 shares of our common stock upon initial election or appointment to the board. These options vest and become exercisable in 48 equal monthly installments beginning one month after the grant date. Non-employee directors also receive at each annual meeting an additional option to purchase 7,500 shares of our common stock. These option grants are immediately vested and exercisable. The exercise price for all options granted under the program will be the fair market value of the common stock on the date of grant. If we sell all or substantially all of our assets or we merge or consolidate with or into another corporation, all options granted to non-employee directors under this program will automatically accelerate and become 100% vested and exercisable. Options will have a ten-year term, except that options will expire three months after a non-employee director ceases services as a director, or in the case of such director's disability, retirement or death, one year after the date of such director's disability, retirement or death.

                                  PROPOSAL TWO:
                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Our board has selected Ernst & Young LLP, independent public accountants, to continue as our independent auditors for the fiscal year ending December 31, 2002. Ernst & Young LLP has audited our consolidated financial statements as of December 31, 1998, 1999, 2000 and 2001, and for the period from June 30, 1997 (inception) through December 31, 1997 and for the years ended December 31, 1998, 1999, 2000 and 2001, and the financial statements of Globalware Computing, Inc. as of December 31, 1998 and 1999 and for each of the three years in the period ended December 31, 1999, as set forth in their reports. Our board is submitting its selection of Ernst & Young LLP to the stockholders for ratification.

     A representative of Ernst & Young LLP is expected to be present at the annual meeting with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from stockholders.

Board Recommendation: Our board recommends a vote FOR the ratification of Ernst & Young LLP as our independent public accountants for the fiscal year ending December 31, 2002.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 20, 2002, certain information with respect to the beneficial ownership of our common stock by (i) each person that we know to own more than 5% of our common stock; (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission.

                                                               Shares Beneficially    Percentage of Class
Beneficial Owner                                                      Owned             Outstanding(1)
----------------                                               -------------------    -------------------
21st Century Internet Fund, L.P.(2)........................           3,032,053                8.5%
   151 Lytton Avenue
   Palo Alto, CA  94301

Christopher B. Hollenbeck(3)...............................             930,364                2.6%
   c/o Granite Ventures, LLC
   One Bush Street, 12th Floor
   San Francisco, CA 94104

Michael Aufricht(4)........................................             231,066                  *

David B. Cooper, Jr.(5)....................................             550,625                1.5%

Paul Kanneman(6)...........................................              82,060                  *

Robert Lesko(7)............................................              54,700                  *

Felix Lin(8)...............................................           1,993,522                5.6%

William J. Miller(9).......................................               2,083                  *

Christopher Moore(10)......................................             166,900                  *

David Moore(11)............................................             734,612                2.1%

Richard Owen(12)...........................................           1,820,000                5.1%

James Richardson(13).......................................              10,416                  *

Linus Upson................................................           1,908,522                5.4%

Jeff Webber(14)............................................             548,581                1.5%

Peter Ziebelman(15)........................................           3,039,553                8.6%
   c/o 21st Century Internet Fund, LP
   2 South Park, 2nd Floor
   San Francisco, CA 94107

All directors and executive officers as a group (13
   persons)(16)............................................          12,073,004                34%

----------
*    Less than one percent.

(1) Based on 35,501,609 shares of our common stock outstanding on March 20, 2002. Shares of common stock subject to options that are exercisable within 60 days of March 20, 2002 are deemed beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage for any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock as shown as beneficially owned by such stockholder. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o AvantGo, Inc., 25881 Industrial Blvd., Hayward, California 94545.

(2) Includes 2,870,570 shares held by 21st Century Internet Fund, L.P. and 161,483, shares held by 21VC Fund II, L.P. Peter Ziebelman, one of our directors, is a general partner of 21st Century Internet Fund, L.P. and 21VC Fund II, L.P. Mr. Ziebelman disclaims beneficial ownership of the shares held by 21st Century Internet Fund, L.P. and 21VC Fund II, L.P. except to the extent of his pecuniary interest therein.

(3) Includes 321,806 shares held by H&Q Adobe Ventures Management II, L.L.C., 24,358 shares held by Adobe Ventures III, L.P., 1,479 shares held by HQVA Adobe Ventures Management III, L.L.C., 574,021 shares held by H&Q AvantGo Investors, L.P. and 1,200 shares held by Mr. Hollenbeck. Also includes 7,500 shares of common stock issuable to Mr. Hollenbeck, upon the exercise of immediately exercisable options. Christopher Hollenbeck, one of our directors, is a managing director of Granite Ventures, LLC, formerly H&Q Venture Associates, LLC. Mr. Hollenbeck disclaims beneficial ownership of the shares held by affiliates of Granite Ventures, LLC, formerly H&Q Venture Associates, LLC, except to the extent of his pecuniary interest therein.

(4)  Includes   184,166  shares  of  common  stock  issuable  upon  exercise  of immediately exercisable options, of which 90,233 shares of common stock are subject to our right of repurchase.

(5)  Includes   522,625  shares  of  common  stock  issuable  upon  exercise  of immediately exercisable options, of which 262,500 shares are subject to our right of repurchase.

(6) Includes 20,833 shares of common stock issuable upon the exercise of immediately exercisable options.

(7) Includes 7,500 shares of common stock issuable upon the exercise of immediately exercisable options and 3,000 shares held by Mr. Lesko's wife.

(8) Includes 3,000 shares of common stock which Mr. Lin holds as custodian for his minor son. Also includes 19,330 shares held by The Betty Mae Lin 2000 Annuity Trust, 95,670 shares held by Mr. Lin's wife, 1,058,522 shares held by the Felix & Betty Mae Lin Revocable Trust UA DTD September 27, 2000 of which both Mr. & Mrs. Lin are co-trustees, and 702,000 shares held by September 27, 2000 Felix & Betty Mae Lin Revocable Trust of which both Mr. & Mrs. Lin are co-trustees. Mr. Lin disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(9) Includes 2,083 shares of common stock issuable upon the exercise of immediately exercisable options.

(10) As of January 22, 2002, Mr. Moore is no longer an employee or executive officer.

(11) Includes 40,000 shares of common stock which Mr. Moore holds as custodian for his minor daughter. Also includes 131,250 shares of common stock issuable upon exercise of immediately exercisable options of which 58,126 shares are subject to our right of repurchase. Mr. Moore disclaims beneficial ownership of the shares held as custodian for his minor daughter except to the extent of his pecuniary interest herein.

(12) Includes 1,355,556 shares of common stock issuable upon exercise of immediately exercisable options, of which 787,500 shares are subject to our right of repurchase.

(13) Includes 10,416 shares of common stock issuable upon the exercise of immediately exercisable options.

(14) Includes 143,389 shares held by The Entrepreneurs' Fund, L.P., 41,865 shares held by The Entrepreneurs' Fund II, L.P., 215,311 shares held by The Entrepreneurs' Growth Fund, L.P. and 34,426 shares held by RBW Investments LLC. Mr. Webber, one of our directors, is a managing director of the general partners of the Entrepreneurs' Funds and is the managing director of RBW Investments LLC, and disclaims beneficial ownership of the shares held by such funds, except to the extent of his pecuniary interest therein. Mr. Webber owns 106,090 shares of common stock of which 11,056 shares are subject to our right of repurchase. Also includes 7,500 shares, issuable to Mr. Webber upon the exercise of immediately exercisable options.

(15) Includes 2,870,570 shares held by 21st Century Internet Fund, L.P. and 161,483, shares held by 21VC Fund II, L.P. Peter Ziebelman, one of our directors, is a general partner of 21st Century Internet Fund, L.P. and 21VC Fund II, L.P. Mr. Ziebelman disclaims beneficial ownership of the shares held by 21st Century Internet Fund, L.P. and 21VC Fund II, L.P. except to the extent of his pecuniary interest therein. Also includes 7,500 shares, issuable to Mr. Ziebelman upon the exercise of immediately exercisable options.

(16) Includes 1,209,415 shares of common stock that are subject to our right of repurchase.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation received for services rendered to us during the fiscal years ended December 31, 2001, 2000 and 1999 by our chief executive officer and the four other most highly compensated executive officers other than the chief executive officer who received annual salary and bonus during 2001 in excess of $100,000. The executive officers listed in the table below are referred to as the "Named Executive Officers."

                           Summary Compensation Table

                                                                                   Long-Term
                                                                                 Compensation
                                                         Annual Compensation        Awards
                                                         -------------------     ------------
                                                                                  Securities    All Other
                Name and                                                          Underlying  Compensation
           Principal Position                  Year       Salary($)    Bonus($)   Options(#)       ($)
-----------------------------------------    --------     --------     --------   ----------  ------------
Richard Owen(1)..........................      2001       216,666         --            --          --
   Chief Executive Officer and                 2000       234,936      100,000(2)  1,800,000      85,075
   Chairman of the Board

Felix Lin (3)............................      2001       171,153      50,000           --          --
   Vice Chairman of the Board                  2000       165,000      50,000           --          --
                                               1999       112,500      15,000           --          --

David B. Cooper, Jr.(4)..................      2001       199,999          --        195,000        --
   Chief Financial Officer                     2000        68,749      16,666        450,000        --

Mike Aufricht............................      2001       200,275      13,041        190,000        --
   Chief Marketing Officer...............      2000       161,250      33,125         85,000        --
                                               1999         3,692          --        120,000        --

Christopher Moore........................      2001       153,749      53,136        265,000        --
   Vice President Worldwide Sales              2000       259,126       2,500         20,000        --
                                               1999       133,027          --        165,000        --

----------
(1) Mr. Owen was appointed as our chief executive officer in February 2000. On an annualized basis, Mr. Owen's salary for 2000 was $250,000. Pursuant to an offer letter signed by us, Mr. Owen is eligible to receive an annual bonus of up to $100,000. Mr. Owen was also reimbursed for relocation expenses in the amount of $85,075.

(2)  Mr. Owen's bonus was paid in February 2002.

(3) Mr. Lin served as our chief executive officer from our inception through February 2000. Effective as of April 1, 2000, (a) we increased Mr. Lin's annual salary to $175,000; and (b) Mr. Lin is eligible to receive an annual bonus of up to $50,000.

(4) Mr. Cooper was appointed as our chief financial officer in August 2000. On an annualized basis, Mr. Cooper's salary for 2000 was $200,000. Pursuant to an offer letter signed by us, Mr. Cooper is eligible to receive an annual bonus of up to $50,000.

Option Grants in Last Fiscal Year

     The following table sets forth certain summary information concerning grants of stock options to each of the Named Executive Officers for 2001. We have never granted any stock appreciation rights.

                                Individual Grants
-----------------------------------------------------------------------------------
                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                                                                             Annual Rates
                              Number of     % of Total                                      of Stock Price
                              Securities      Options                                        Appreciation
                              Underlying    Granted to   Exercise or                          for Option
                               Options     Employees in   Base Price     Expiration           Term ($)(2)
Name                          Granted (#)     2001(1)       ($/Sh)          Date           5%($)       10%($)
------------------------      -----------  ------------  -----------     ----------      --------     --------
Richard Owen(3)                      --           --           --               --             --           --

Felix Lin                            --           --           --               --             --           --

David B. Cooper, Jr. (4)         45,000        1.03%         3.53       03/13/2011         99,900      253,166
                                150,000        3.43%         1.19       04/09/2011        112,258      284,483

Mike Aufricht                    90,000        2.06%         3.53       03/13/2011        199,800      506,332
                                100,000        2.29%         1.19       04/09/2011         74,838      189,655

Christopher Moore                35,000         .80%         3.53       03/13/2011         77,700      196,907
                                150,000        3.43%         1.19       04/09/2011        112,258      284,483
                                 80,000        1.83%         1.15       10/07/2011         57,858      146,624

----------
(1) Based on an aggregate of 4,470,050 shares underlying options granted by us during our last fiscal year. Of the options granted, 4,369,050 were granted to employees, 95,000 were granted to members of our board and 6,000 were granted to our consultants.

(2) The potential realizable value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of the option, assuming that the shares appreciate in value from the option grant date compounded annually until the end of the option term at the rate specified, 5% or 10%, and that the option is exercised and sold on the last day of the option term for the appreciated share price. Potential realizable value is net of option exercise price. The assumed rates of appreciation are specified in the rules and regulations of the SEC and do not represent our estimate or projection of future prices of the shares. We cannot provide any assurance to any Named Executive Officer or any other holder of common stock that the actual stock price appreciation over the term of the applicable options will be at the assumed 5% and 10% levels or at any other defined level.

(3) See "Employment Contracts, Termination of Employment and Change in Control Arrangements."

(4) See "Employment Contracts, Termination of Employment and Change in Control Arrangements." See also "Certain Relationships and Related Transactions."

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides certain summary information concerning stock options held as of December 31, 2001 by each of the Named Executive Officers.

                                                          Number of Securities
                                    Shares               Underlying Unexercised          Value of Unexercised
                                   Acquired                    Options at               In-the-Money Options At
                                      on      Value          Fiscal Year-End             Fiscal Year-End ($)(3)
                                   Exercise  Realized  -----------------------------   --------------------------
           Name                       (#)     ($)(1)   Exercisable(2)  Unexercisable   Exercisable  Unexercisable
------------------------------     --------  --------  --------------  -------------   -----------  -------------
Felix Lin.....................        --        --              --             --           --              --

Richard Owen..................        --        --        1,355,556            --           --              --

David B. Cooper, Jr...........        --        --          422,000            --           --              --
                                      --        --               --       150,000           --          84,000
                                      --        --               --        45,000           --              --

Mike Aufricht.................        --        --           60,000            --           --              --
                                      --        --               --            --           --              --
                                      --        --           50,000            --           --              --
                                      --        --               --        90,000           --              --
                                      --        --               --       100,000           --          56,000

Christopher Moore.............        --        --               --            --           --              --
                                      --        --           20,000            --           --              --
                                      --        --               --        35,000           --              --
                                      --        --               --       150,000           --          84,000
                                      --        --            8,333        71,667        5,000          43,000

----------
     (1) Represents the difference between the exercise price and the fair market value of our common stock as of the date of exercise.

     (2) The options are immediately exercisable for all of the option shares, but any unvested shares purchased under those options are subject to repurchase by us at the original exercise price paid per share if the employee ceases service with us prior to vesting in the shares.

     (3) Represents the difference between the exercise price and the closing price of the common stock on the Nasdaq National Market on December 31, 2001.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Compensation Policy for Executive Officers

     The Compensation Committee of the board has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and certain other executive officers and to administer our 2001 Stock Incentive Plan, 2000 Stock Incentive Plan, 1997 Stock Option Plan and 2000 Employee Stock Purchase Plan. In addition, the Compensation Committee has the responsibility for approving the individual bonuses for the CEO and certain other executive officers and other key employees. For 2001, the Compensation Committee weighed many factors to determine executive officer compensation levels. Among the factors considered by the Compensation Committee were industry compensation surveys, general and local market conditions and the recommendations of the CEO with respect to the compensation of our key executive officers other than himself. However, the Compensation Committee made the final compensation decisions concerning such officers.

     The objective of our executive compensation program is to align executive compensation with our long and short-term business objectives and performance. The Committee seeks to set executive compensation at levels that will enable us to attract, retain and motivate qualified executives who are able to contribute to our long-term success. The following principles guide our executive compensation decisions:

o Risk and Reward: A significant portion of an executive's compensation should be tied to the executive's performance and contributions to our success.

o Pay for Performance: An executive officer who performs at a higher level should be rewarded with a higher level of compensation.

o    Compensate   Competitively:   The  Compensation   Committee   compares  our
     compensation   programs  to  those  of  other   companies  and  establishes
     compensation programs that are substantially at market.

     During fiscal year 2001, our executive compensation program included these key elements:

o Base Salary. The Compensation Committee established the base salaries of its executive officers based on comparisons with executive salary surveys from market data for other similar companies.

o Cash-Based Incentives. During 2001, we paid certain executives cash-based incentive payments based upon the achievement of defined goals related to our performance and personal objectives. Specifically, annual and quarterly goals were established and performance measurements were made against these goals.

o Equity-Based Incentives. Stock options are designed to align the interests of each executive officer with those of the stockholders. Stock options typically have been granted to executive officers when the officer first joins us or upon promotion into such position. The Compensation Committee and our board believe that stock options provide added incentive for executives to influence our strategic direction and to create and grow value for customers, bring new products to market, and create the foundation for future growth for the stockholders and employees. We grant options at fair market value and typically have four-year vesting periods, contingent upon the executives' continued employment with us.

     CEO Compensation: Mr. Owen did not participate in our board's decisions concerning his compensation. During 2001, Mr. Owen received a base salary of $216,666 and no bonus was paid due to our economic performance.

     Section 162(m) of the Internal Revenue Code limits the tax deductibility for federal income tax purposes by a corporation of compensation in excess of $1 million paid or accrued with respect to any of our executive officers. Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit. Our stock option plans are structured to qualify options granted thereunder as performance-based compensation under Section 162(m). There was no nondeductible compensation in 2001, and for 2002, the Compensation Committee does not anticipate that there will be any such nondeductible compensation.

                                             Compensation Committee

                                             Robert J. Lesko
                                             Christopher B. Hollenbeck

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee of our board are Christopher B. Hollenbeck and Robert J. Lesko. Mr. Hollenbeck was appointed to the Compensation Committee in July 1998. Mr. Lesko was appointed to the Compensation Committee in May 2000. From July 1998 to May 2000, Felix Lin and Peter Ziebelman also served on our Compensation Committee.

     Mr. Lin has been one of our executive officers since July 1997. Mr. Lin has also been an executive officer of Globalware Computing, Inc., one of our subsidiaries, since May 2000. None of the other individuals that has served on our Compensation Committee has at any time been an officer or employee of AvantGo, Inc. any of our subsidiaries.

     No other interlocking relationships or inside participation exist between our board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our board currently consists of Christopher B. Hollenbeck, Robert J. Lesko and James Richardson, and operates under a formal written charter. The Audit Committee recommends the independent auditors to our board, and reviews our financial reporting process on behalf of our board. The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the year ended December 31, 2001.

     Our management is responsible for the preparation, presentation and integrity of our financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards for planning and performing an independent audit of our financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements with our management. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from management and AvantGo including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence. The Audit Committee also discussed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     Ernst & Young LLP has provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2001.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the Nasdaq National Market.

     From the members of the Audit Committee:

                                             Audit Committee


                                             James Richardson, Chairman
                                             Robert J. Lesko
                                             Christopher B. Hollenbeck

Audit Fees; Financial Information and Systems Design and Implementation Fees; All Other Fees

The following table sets forth the aggregate fees billed by Ernst & Young LLP to us for:

(i) Audit Fees in connection with the audit of our 2001 annual financial statements and the review of financial statements in our quarterly reports on Form 10-Q filed in 2001;

(ii)  Financial Information Systems Design and Implementation Fees for 2001; and

(iii) All Other Fees for 2001 other than for services covered in (i) or (ii).

Audit Fees                                                            $220,500

Financial Information Systems Design and Implementation Fees          $     --

All Other Fees                                                        $244,616

Audit Related                                                         $ 29,640

Other (Tax)                                                           $118,543

     The Audit Committee has determined that the provision of services for which fees were paid is compatible with maintaining Ernst & Young LLP's independence.

                              EMPLOYMENT CONTRACTS,
                          TERMINATION OF EMPLOYMENT AND
                         CHANGE IN CONTROL ARRANGEMENTS

     On October 13, 1997, we entered into an amended and restated change of control agreement with each of Messrs. Lin, Upson and David Moore. Under the terms of these agreements, our right of repurchase with respect to Mr. Lin's, Mr. Upson's and Mr. Moore's respective shares of common stock will completely expire if, within one year after a change of control, Mr. Lin, Mr. Upson or Mr. Moore, as the case may be, are involuntarily terminated.

     In December 1999, we entered into an employment offer letter with Mr. Owen whereby Mr. Owen will serve as our chief executive officer. Mr. Owen's employment is "at-will" and may be terminated by him or us at any time with or without cause. Pursuant to the agreement, Mr. Owen is paid an annual base salary of $250,000 and was reimbursed for relocation expenses. Mr. Owen is also eligible for an annual bonus of up to $100,000.

     In December 1999, we entered into a change of control agreement with Mike Aufricht. Under the terms of this agreement, if Mr. Aufricht is involuntarily terminated within one year after a change of control, our repurchase rights with respect to Mr. Aufricht's restricted stock will lapse with respect to 25% of the restricted stock originally sold to Mr. Aufricht. If Mr. Aufricht is terminated without cause at any time prior to a change of control or after the one-year period immediately following a change of control, our repurchase rights with respect to 25% of the restricted stock originally sold to Mr. Aufricht will lapse.

     In January 2000, we entered into a change in control agreement with Mr. Owen. Under the terms of this agreement, if Mr. Owen is involuntarily terminated within one year after a change of control, our repurchase rights with respect to Mr. Owen's restricted stock will lapse completely. If Mr. Owen is terminated without cause at any time prior to a change of control or after the one-year period immediately following a change of control, our repurchase rights with respect to 25% of the restricted stock originally sold to Mr. Owen will lapse.

     In August 2000, we entered into a change of control agreement with David B. Cooper, Jr. Under the terms of this agreement, if Mr. Cooper is involuntarily terminated within one year after a change of control, our repurchase rights with respect to Mr. Cooper's restricted stock will lapse with respect to 50% of the restricted stock originally sold to Mr. Cooper. If Mr. Cooper is terminated without cause at any time prior to a change of control or after the one-year period immediately following a change of control, our repurchase rights with respect to 25% of the restricted stock originally sold to Mr. Cooper will lapse.

     In August 2001, we entered into a change of control agreement with Paul Kanneman. Under the terms of this agreement, if Mr. Kanneman is involuntarily terminated within one year after a change of control, our repurchase rights with respect to Mr. Kanneman's restricted stock will lapse with respect to twelve months of unvested stock options and restricted stock grant originally sold to Mr. Kanneman.

     In December 2001, our board adopted our 2001 stock incentive plan. The exercise price for all options granted under the 2001 will be the fair market value of the common stock on the date of grant. Options will have a ten-year term, except those options which will expire three months after an optionee ceases to be an employee, or in the case of such employee's disability, retirement or death, one year after the date of such employee's disability, retirement or death. We have allocated 1,700,000 shares of common stock for issuance under the plan and the plan is not subject to stockholder approval.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since the beginning of 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of any class of our voting securities or members of such person's immediate family had or will have a direct or indirect material interest other than (i) compensation agreements and other arrangements, which are described in "Employment Contracts, Termination of Employment and Change in Control Arrangements," and (ii) the transactions described below.

     We have entered into two consulting agreements with R. B. Webber & Company, Inc., pursuant to which R. B. Webber & Company, Inc. has provided consulting services to us with respect to the development of our business plan and the performance of a market study. In 2001, we paid R. B. Webber & Company, Inc. $36,787 for such services. Through March 14, 2002, we have not paid R.B. Webber & Co., Inc. any additional funds for such services, nor have we incurred any additional consulting expense. Jeffrey Webber, one of our directors, is the president of R. B. Webber & Company, Inc.

     We have entered into indemnification agreements with our officers and directors containing provisions that require us, among other things, to indemnify our officers and directors against certain liabilities that may arise from their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     We believe that the terms of the transactions described above were no less favorable to us than we would have obtained from an unaffiliated third party. Any future transactions between us and any of our officers, directors or principal stockholders will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of our board.

                             STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on our common stock between September 27, 2000 (the date our common stock commenced public trading) and December 31, 2001 with the cumulative total return of (i) The Nasdaq Stock Market Total Return Index (U.S. Companies) (the "Nasdaq Stock Market -- U.S. Index") and (ii) the CIBC Mobile Internet Index, over the same period.

This graph assumes the investment of $100.00 on September 27, 2000 in our common stock, the Nasdaq Stock Market -- U.S. Index and the CIBC Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data, and we caution that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common stock. Information used in the graph was obtained from CIBC, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

                   Comparison of Cumulative Total Return among
                AvantGo, Inc., the Nasdaq Stock Market-U.S. Index
                       and the CIBC Mobile Internet Index
                 ($100 Initial Investment on September 27, 2000)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              CIBC Wireless                             CIBC Wireless
                                               Enterprise                            Enterprise Software
         Date           AVGO      Nasdaq     Software Index      AVGO     Nasdaq           Index
     27-Sep-2000       20.00     3656.30          33.25         100.00%   100.00%         100.00%
     28-Sep-2000       22.73     3778.32          33.44         113.67%   103.34%         100.56%
     29-Sep-2000       20.00     3672.82          30.74         100.00%   100.45%          92.44%
      2-Oct-2000       19.75     3568.90          27.84          98.75%    97.61%          83.74%
      3-Oct-2000       19.13     3455.83          26.86          95.63%    94.52%          80.77%
      4-Oct-2000       16.56     3523.10          27.15          82.82%    96.36%          81.64%
      5-Oct-2000       17.00     3472.10          26.38          85.00%    94.96%          79.32%
      6-Oct-2000       15.50     3361.01          24.56          77.50%    91.92%          73.87%
      9-Oct-2000       14.50     3355.56          23.95          72.50%    91.77%          72.03%
     10-Oct-2000       12.50     3240.54          23.21          62.50%    88.63%          69.82%
     11-Oct-2000       10.75     3168.49          23.33          53.75%    86.66%          70.15%
     12-Oct-2000       10.25     3074.68          21.85          51.25%    84.09%          65.73%
     13-Oct-2000       13.69     3316.77          24.13          68.44%    90.71%          72.57%
     16-Oct-2000       15.81     3290.28          23.10          79.07%    89.99%          69.47%
     17-Oct-2000       15.13     3213.96          23.21          75.63%    87.90%          69.80%
     18-Oct-2000       14.50     3171.56          22.15          72.50%    86.74%          66.62%
     19-Oct-2000       16.13     3418.60          24.84          80.63%    93.50%          74.72%
     20-Oct-2000       18.00     3483.14          27.15          90.00%    95.26%          81.65%
     23-Oct-2000       16.88     3468.69          27.28          84.38%    94.87%          82.04%
     24-Oct-2000       14.25     3419.79          26.28          71.25%    93.53%          79.05%
     25-Oct-2000       14.00     3229.57          25.47          70.00%    88.33%          76.59%
     26-Oct-2000       14.50     3272.18          24.47          72.50%    89.49%          73.58%
     27-Oct-2000       15.00     3278.36          24.83          75.00%    89.66%          74.68%
     30-Oct-2000       11.00     3191.40          23.01          55.00%    87.28%          69.19%
     31-Oct-2000        9.84     3369.63          23.44          49.22%    92.16%          70.51%
      1-Nov-2000       10.50     3333.39          24.27          52.50%    91.17%          72.99%
      2-Nov-2000       11.38     3429.02          25.40          56.88%    93.78%          76.39%
      3-Nov-2000       11.50     3451.58          26.98          57.50%    94.40%          81.16%
      6-Nov-2000       11.06     3416.21          26.85          55.32%    93.43%          80.76%
      7-Nov-2000       11.13     3415.79          27.61          55.63%    93.42%          83.03%
      8-Nov-2000       10.75     3231.70          26.64          53.75%    88.39%          80.11%

      9-Nov-2000       11.06     3200.35          25.90          55.32%    87.53%          77.89%
     10-Nov-2000       10.50     3028.99          23.31          52.50%    82.84%          70.09%
     13-Nov-2000        9.94     2966.72          21.64          49.69%    81.14%          65.09%
     14-Nov-2000        9.50     3138.27          24.85          47.50%    85.83%          74.75%
     15-Nov-2000        9.50     3165.49          24.23          47.50%    86.58%          72.87%
     16-Nov-2000        9.00     3031.88          22.68          45.00%    82.92%          68.22%
     17-Nov-2000        8.34     3027.19          23.28          41.72%    82.79%          70.01%
     20-Nov-2000        6.50     2875.64          21.33          32.50%    78.65%          64.14%
     21-Nov-2000        6.06     2871.45          18.94          30.32%    78.53%          56.95%
     22-Nov-2000        5.75     2755.34          16.30          28.75%    75.36%          49.03%
     24-Nov-2000        6.44     2904.38          17.32          32.19%    79.43%          52.10%
     27-Nov-2000        5.63     2880.49          17.46          28.13%    78.78%          52.51%
     28-Nov-2000        5.75     2734.98          16.19          28.75%    74.80%          48.71%
     29-Nov-2000        5.75     2706.93          14.82          28.75%    74.03%          44.56%
     30-Nov-2000        5.44     2597.93          15.13          27.19%    71.05%          45.51%
      1-Dec-2000        5.75     2645.29          15.10          28.75%    72.35%          45.42%
      4-Dec-2000        6.19     2615.75          14.96          30.94%    71.54%          45.00%
      5-Dec-2000        9.19     2889.80          16.68          45.94%    79.04%          50.18%
      6-Dec-2000        9.50     2796.50          15.99          47.50%    76.48%          48.10%
      7-Dec-2000        8.38     2752.66          16.37          41.88%    75.29%          49.23%
      8-Dec-2000       10.75     2917.43          17.16          53.75%    79.79%          51.61%
     11-Dec-2000       10.00     3015.10          17.36          50.00%    82.46%          52.21%
     12-Dec-2000        9.13     2931.77          16.99          45.63%    80.18%          51.09%
     13-Dec-2000        8.00     2822.77          16.30          40.00%    77.20%          49.02%
     14-Dec-2000        7.50     2728.51          15.22          37.50%    74.62%          45.77%
     15-Dec-2000        7.75     2653.27          14.63          38.75%    72.57%          44.00%
     18-Dec-2000        7.25     2624.52          13.64          36.25%    71.78%          41.02%
     19-Dec-2000        6.56     2511.71          12.63          32.82%    68.70%          37.98%
     20-Dec-2000        5.44     2332.78          10.89          27.19%    63.80%          32.75%
     21-Dec-2000        4.75     2340.12           9.68          23.75%    64.00%          29.10%
     22-Dec-2000        6.13     2517.02          11.23          30.63%    68.84%          33.78%
     26-Dec-2000        6.06     2493.52          10.99          30.32%    68.20%          33.05%
     27-Dec-2000        6.19     2539.35          11.02          30.94%    69.45%          33.15%
     28-Dec-2000        6.19     2557.76          11.50          30.94%    69.95%          34.58%
     29-Dec-2000        6.25     2470.52          11.24          31.25%    67.57%          33.79%
      2-Jan-2001        5.25     2291.86          10.75          26.25%    62.68%          32.33%
      3-Jan-2001        5.25     2616.69          12.24          26.25%    71.57%          36.81%
      4-Jan-2001        5.94     2566.83          11.72          29.69%    70.20%          35.23%
      5-Jan-2001        5.13     2407.65          10.81          25.63%    65.85%          32.52%
      8-Jan-2001        5.06     2395.92          10.55          25.32%    65.53%          31.71%
      9-Jan-2001        4.69     2441.30          10.84          23.44%    66.77%          32.61%
     10-Jan-2001        4.06     2524.18          11.61          20.32%    69.04%          34.93%
     11-Jan-2001        5.31     2640.57          13.60          26.57%    72.22%          40.89%
     12-Jan-2001        5.56     2626.50          13.28          27.82%    71.83%          39.93%
     16-Jan-2001        5.78     2618.55          14.32          28.91%    71.62%          43.06%
     17-Jan-2001        6.00     2682.78          15.15          30.00%    73.37%          45.55%
     18-Jan-2001        6.75     2768.49          16.07          33.75%    75.72%          48.33%
     19-Jan-2001        6.66     2770.38          16.82          33.28%    75.77%          50.59%
     22-Jan-2001        6.97     2757.91          17.26          34.85%    75.43%          51.92%
     23-Jan-2001        6.94     2840.39          17.20          34.69%    77.68%          51.74%

     24-Jan-2001        7.31     2859.15          17.59          36.57%    78.20%          52.90%
     25-Jan-2001        8.00     2754.28          16.75          40.00%    75.33%          50.37%
     26-Jan-2001        7.50     2781.30          16.91          37.50%    76.07%          50.86%
     29-Jan-2001        7.50     2838.34          17.65          37.50%    77.63%          53.07%
     30-Jan-2001        9.38     2838.35          17.42          46.88%    77.63%          52.39%
     31-Jan-2001       10.00     2772.73          16.72          50.00%    75.83%          50.29%
      1-Feb-2001        8.06     2782.79          16.90          40.32%    76.11%          50.84%
      2-Feb-2001        8.50     2660.50          15.74          42.50%    72.76%          47.35%
      5-Feb-2001        8.00     2643.21          15.36          40.00%    72.29%          46.19%
      6-Feb-2001        7.38     2664.49          14.95          36.88%    72.87%          44.97%
      7-Feb-2001        8.00     2607.82          14.01          40.00%    71.32%          42.13%
      8-Feb-2001        7.56     2562.06          13.24          37.82%    70.07%          39.83%
      9-Feb-2001        7.13     2470.97          12.45          35.63%    67.58%          37.44%
     12-Feb-2001        6.91     2489.66          12.51          34.53%    68.09%          37.61%
     13-Feb-2001        7.50     2427.72          12.10          37.50%    66.40%          36.39%
     14-Feb-2001        7.72     2491.40          12.13          38.60%    68.14%          36.48%
     15-Feb-2001        7.63     2552.91          12.33          38.13%    69.82%          37.07%
     16-Feb-2001        7.13     2425.38          11.35          35.63%    66.33%          34.14%
     20-Feb-2001        6.25     2318.35          10.51          31.25%    63.41%          31.60%
     21-Feb-2001        6.50     2268.94          10.10          32.50%    62.06%          30.38%
     22-Feb-2001        5.50     2244.96           9.69          27.50%    61.40%          29.14%
     23-Feb-2001        5.56     2262.51          10.15          27.82%    61.88%          30.53%
     26-Feb-2001        5.50     2308.50          11.18          27.50%    63.14%          33.64%
     27-Feb-2001        5.75     2207.82          10.34          28.75%    60.38%          31.09%
     28-Feb-2001        5.13     2151.83          10.15          25.63%    58.85%          30.52%
      1-Mar-2001        5.81     2183.37          10.39          29.07%    59.72%          31.23%
      2-Mar-2001        5.88     2117.63          10.16          29.38%    57.92%          30.57%
      5-Mar-2001        5.88     2142.92          10.69          29.38%    58.61%          32.14%
      6-Mar-2001        5.75     2204.43          11.31          28.75%    60.29%          34.01%
      7-Mar-2001        5.88     2223.92          11.10          29.38%    60.82%          33.39%
      8-Mar-2001        5.63     2168.73          10.84          28.13%    59.31%          32.60%
      9-Mar-2001        5.38     2052.78          10.49          26.88%    56.14%          31.54%
     12-Mar-2001        4.83     1923.38           9.61          24.14%    52.60%          28.91%
     13-Mar-2001        4.16     2014.78           9.73          20.78%    55.10%          29.26%
     14-Mar-2001        3.53     1972.09           9.36          17.66%    53.94%          28.16%
     15-Mar-2001        4.44     1940.71           9.27          22.19%    53.08%          27.87%
     16-Mar-2001        4.00     1890.91           8.66          20.00%    51.72%          26.04%
     19-Mar-2001        4.81     1951.18           9.14          24.07%    53.36%          27.49%
     20-Mar-2001        5.44     1857.44           8.65          27.19%    50.80%          26.00%
     21-Mar-2001        4.91     1830.23           8.31          24.53%    50.06%          25.01%
     22-Mar-2001        4.44     1897.70           8.40          22.19%    51.90%          25.27%
     23-Mar-2001        4.50     1928.68           8.61          22.50%    52.75%          25.91%
     26-Mar-2001        3.75     1918.49           8.67          18.75%    52.47%          26.08%
     27-Mar-2001        3.19     1972.26           8.88          15.94%    53.94%          26.71%
     28-Mar-2001        2.00     1854.13           7.37          10.00%    50.71%          22.17%
     29-Mar-2001        1.84     1820.57           7.19           9.22%    49.79%          21.64%
     30-Mar-2001        1.75     1840.26           7.17           8.75%    50.33%          21.56%
      2-Apr-2001        1.56     1782.97           6.70           7.82%    48.76%          20.16%
      3-Apr-2001        1.38     1673.00           5.88           6.88%    45.76%          17.67%
      4-Apr-2001        1.44     1638.80           5.82           7.19%    44.82%          17.51%

      5-Apr-2001        1.34     1785.00           6.36           6.72%    48.82%          19.12%
      6-Apr-2001        1.28     1720.36           6.15           6.41%    47.05%          18.49%
      9-Apr-2001        1.10     1745.71           6.55           5.50%    47.75%          19.70%
     10-Apr-2001        1.19     1852.03           6.94           5.95%    50.65%          20.88%
     11-Apr-2001        1.54     1898.95           6.84           7.70%    51.94%          20.57%
     12-Apr-2001        1.80     1961.40           7.11           9.00%    53.64%          21.39%
     16-Apr-2001        2.01     1909.57           7.13          10.05%    52.23%          21.45%
     17-Apr-2001        2.05     1923.22           7.14          10.25%    52.60%          21.48%
     18-Apr-2001        2.36     2079.44           7.66          11.80%    56.87%          23.04%
     19-Apr-2001        3.11     2182.10           8.23          15.55%    59.68%          24.75%
     20-Apr-2001        3.38     2163.40           8.02          16.90%    59.17%          24.11%
     23-Apr-2001        3.00     2059.00           7.62          15.00%    56.31%          22.93%
     24-Apr-2001        3.03     2016.60           7.70          15.15%    55.15%          23.15%
     25-Apr-2001        3.25     2059.80           8.06          16.25%    56.34%          24.25%
     26-Apr-2001        2.74     2034.80           8.06          13.70%    55.65%          24.23%
     27-Apr-2001        2.86     2075.60           7.77          14.30%    56.77%          23.36%
     30-Apr-2001        2.78     2116.20           8.00          13.90%    57.88%          24.06%
      1-May-2001        2.99     2168.20           8.00          14.95%    59.30%          24.07%
      2-May-2001        3.22     2220.00           8.20          16.10%    60.72%          24.67%
      3-May-2001        3.18     2146.00           8.07          15.90%    58.69%          24.26%
      4-May-2001        3.50     2192.00           8.17          17.50%    59.95%          24.57%
      7-May-2001        3.60     2174.00           8.10          18.00%    59.46%          24.37%
      8-May-2001        3.47     2199.00           7.98          17.35%    60.14%          24.00%
      9-May-2001        3.34     2157.00           7.71          16.70%    58.99%          23.18%
     10-May-2001        3.50     2129.00           7.40          17.50%    58.23%          22.26%
     11-May-2001        3.24     2107.00           7.28          16.20%    57.63%          21.88%
     14-May-2001        3.18     2081.92           7.04          15.90%    56.94%          21.18%
     15-May-2001        3.18     2085.58           6.91          15.90%    57.04%          20.77%
     16-May-2001        3.04     2166.44           7.11          15.20%    59.25%          21.37%
     17-May-2001        3.14     2193.68           7.17          15.70%    60.00%          21.55%
     18-May-2001        3.15     2198.80           7.16          15.75%    60.14%          21.54%
     21-May-2001        3.23     2305.59           7.35          16.15%    63.06%          22.12%
     22-May-2001        3.31     2323.85           7.44          16.55%    63.56%          22.39%
     23-May-2001        3.30     2243.48           7.18          16.50%    61.36%          21.58%
     24-May-2001        3.30     2282.02           7.15          16.50%    62.41%          21.51%
     25-May-2001        3.28     2251.03           7.07          16.40%    61.57%          21.27%
     29-May-2001        3.10     2175.50           6.67          15.50%    59.50%          20.07%
     30-May-2001        3.05     2084.50           6.24          15.25%    57.01%          18.77%
     31-May-2001        2.55     2110.50           6.28          12.75%    57.72%          18.88%
      1-Jun-2001        2.60     2149.40           6.32          13.00%    58.79%          19.00%
      4-Jun-2001        2.33     2155.93           6.22          11.65%    58.96%          18.72%
      5-Jun-2001        2.28     2233.60           6.22          11.40%    61.09%          18.70%
      6-Jun-2001        2.11     2217.73           6.27          10.55%    60.66%          18.86%
      7-Jun-2001        2.05     2264.00           6.57          10.25%    61.92%          19.77%
      8-Jun-2001        2.24     2215.10           6.34          11.20%    60.58%          19.08%
     11-Jun-2001        2.09     2170.78           6.20          10.45%    59.37%          18.66%
     12-Jun-2001        2.05     2169.95           6.01          10.25%    59.35%          18.08%
     13-Jun-2001        2.23     2121.66           6.13          11.15%    58.03%          18.44%
     14-Jun-2001        2.16     2044.07           5.84          10.80%    55.91%          17.55%
     15-Jun-2001        2.09     2028.43           5.71          10.45%    55.48%          17.17%

     18-Jun-2001        1.96     1988.63           5.35           9.80%    54.39%          16.10%
     19-Jun-2001        1.99     1992.66           5.22           9.95%    54.50%          15.71%
     20-Jun-2001        2.01     2031.24           5.26          10.05%    55.55%          15.83%
     21-Jun-2001        1.92     2058.76           5.16           9.60%    56.31%          15.52%
     22-Jun-2001        1.80     2034.84           5.30           9.00%    55.65%          15.94%
     25-Jun-2001        1.85     2050.87           5.50           9.25%    56.09%          16.55%
     26-Jun-2001        1.80     2064.62           5.51           9.00%    56.47%          16.56%
     27-Jun-2001        2.00     2074.74           5.50          10.00%    56.74%          16.54%
     28-Jun-2001        2.09     2125.46           5.70          10.45%    58.13%          17.13%
     29-Jun-2001        2.00     2161.24           5.87          10.00%    59.11%          17.65%
      2-Jul-2001        2.02     2148.72           5.77          10.10%    58.77%          17.36%
      3-Jul-2001        2.00     2140.80           5.78          10.00%    58.55%          17.37%
      5-Jul-2001        1.99     2080.11           5.48           9.95%    56.89%          16.47%
      6-Jul-2001        1.95     2004.16           4.83           9.75%    54.81%          14.54%
      9-Jul-2001        1.98     2026.71           4.83           9.90%    55.43%          14.53%
     10-Jul-2001        2.02     1962.79           4.83          10.10%    53.68%          14.52%
     11-Jul-2001        2.00     1972.04           4.80          10.00%    53.94%          14.42%
     12-Jul-2001        2.05     2075.74           4.88          10.25%    56.77%          14.67%
     13-Jul-2001        2.05     2084.70           4.92          10.25%    57.02%          14.78%
     16-Jul-2001        2.34     2029.12           4.79          11.70%    55.50%          14.41%
     17-Jul-2001        2.80     2067.32           4.71          14.00%    56.54%          14.17%
     18-Jul-2001        3.48     2016.10           4.60          17.40%    55.14%          13.84%
     19-Jul-2001        3.05     2046.59           4.54          15.25%    55.97%          13.66%
     20-Jul-2001        3.10     2029.30           4.43          15.50%    55.50%          13.33%
     23-Jul-2001        3.11     1988.56           4.37          15.55%    54.39%          13.15%
     24-Jul-2001        2.88     1959.24           4.36          14.40%    53.59%          13.12%
     25-Jul-2001        2.44     1984.30           4.28          12.20%    54.27%          12.87%
     26-Jul-2001        2.52     2022.00           4.42          12.60%    55.30%          13.30%
     27-Jul-2001        2.32     2029.70           4.58          11.60%    55.51%          13.77%
     30-Jul-2001        2.52     2017.84           4.72          12.60%    55.19%          14.21%
     31-Jul-2001        2.41     2027.13           4.81          12.05%    55.44%          14.46%
      1-Aug-2001        2.49     2068.38           4.87          12.45%    56.57%          14.65%
      2-Aug-2001        2.37     2087.38           4.76          11.85%    57.09%          14.31%
      3-Aug-2001        2.40     2066.30           4.80          12.00%    56.51%          14.44%
      6-Aug-2001        2.35     2034.26           4.74          11.75%    55.64%          14.26%
      7-Aug-2001        2.24     2027.79           4.79          11.20%    55.46%          14.41%
      8-Aug-2001        2.12     1966.36           4.61          10.60%    53.78%          13.86%
      9-Aug-2001        2.09     1963.32           4.57          10.45%    53.70%          13.74%
     10-Aug-2001        2.05     1956.40           4.55          10.25%    53.51%          13.69%
     13-Aug-2001        2.08     1982.25           4.54          10.40%    54.21%          13.64%
     14-Aug-2001        2.22     1964.53           4.51          11.10%    53.73%          13.57%
     15-Aug-2001        2.23     1918.89           4.50          11.15%    52.48%          13.52%
     16-Aug-2001        2.14     1930.32           4.45          10.70%    52.79%          13.39%
     17-Aug-2001        2.04     1867.01           4.29          10.20%    51.06%          12.92%
     20-Aug-2001        2.00     1881.35           4.27          10.00%    51.46%          12.84%
     21-Aug-2001        2.02     1831.30           4.18          10.10%    50.09%          12.56%
     22-Aug-2001        1.98     1860.01           4.17           9.90%    50.87%          12.55%
     23-Aug-2001        1.97     1842.97           4.11           9.85%    50.41%          12.37%
     24-Aug-2001        1.95     1916.80           4.20           9.75%    52.42%          12.63%
     27-Aug-2001        1.95     1912.41           4.31           9.76%    52.30%          12.95%

     28-Aug-2001        1.99     1864.98           4.16           9.95%    51.01%          12.51%
     29-Aug-2001        1.98     1843.17           4.04           9.90%    50.41%          12.15%
     30-Aug-2001        1.86     1791.68           3.82           9.30%    49.00%          11.48%
     31-Aug-2001        1.74     1805.43           3.92           8.70%    49.38%          11.79%
      4-Sep-2001        1.66     1770.78           3.78           8.30%    48.43%          11.38%
      5-Sep-2001        1.62     1759.01           3.57           8.10%    48.11%          10.75%
      6-Sep-2001        1.49     1705.64           3.44           7.45%    46.65%          10.35%
      7-Sep-2001        1.50     1687.70           3.43           7.50%    46.16%          10.30%
     10-Sep-2001        1.50     1695.38           3.40           7.50%    46.37%          10.22%
     17-Sep-2001        1.21     1579.50           3.12           6.05%    43.20%           9.38%
     18-Sep-2001        1.46     1555.08           3.11           7.30%    42.53%           9.35%
     19-Sep-2001        1.18     1527.80           3.16           5.90%    41.79%           9.50%
     20-Sep-2001        1.05     1470.93           3.12           5.25%    40.23%           9.38%
     21-Sep-2001        1.05     1423.10           2.96           5.25%    38.92%           8.91%
     24-Sep-2001        1.07     1499.40           3.10           5.35%    41.01%           9.33%
     25-Sep-2001        1.05     1501.64           3.07           5.25%    41.07%           9.23%
     26-Sep-2001        1.04     1464.04           2.92           5.20%    40.04%           8.77%
     27-Sep-2001        1.00     1460.71           2.81           5.00%    39.95%           8.45%
     28-Sep-2001        1.10     1498.80           2.91           5.50%    40.99%           8.74%
      1-Oct-2001        1.05     1480.46           2.75           5.25%    40.49%           8.27%
      2-Oct-2001        1.15     1492.33           2.81           5.75%    40.82%           8.46%
      3-Oct-2001        1.11     1580.81           2.94           5.55%    43.24%           8.85%
      4-Oct-2001        1.16     1597.31           3.10           5.80%    43.69%           9.32%
      5-Oct-2001        1.20     1605.30           3.01           6.00%    43.91%           9.05%
      8-Oct-2001        1.15     1605.95           3.10           5.75%    43.92%           9.31%
      9-Oct-2001        1.11     1570.19           3.06           5.55%    42.94%           9.20%
     10-Oct-2001        1.07     1626.26           3.11           5.35%    44.48%           9.37%
     11-Oct-2001        1.00     1701.47           3.19           5.00%    46.54%           9.60%
     12-Oct-2001        1.07     1703.40           3.16           5.35%    46.59%           9.51%
     15-Oct-2001        1.15     1696.31           3.30           5.75%    46.39%           9.92%
     16-Oct-2001        1.18     1722.00           3.44           5.90%    47.10%          10.35%
     17-Oct-2001        1.26     1646.00           3.41           6.30%    45.02%          10.26%
     18-Oct-2001        1.40     1652.70           3.33           7.00%    45.20%          10.01%
     19-Oct-2001        1.30     1671.30           3.34           6.50%    45.71%          10.03%
     22-Oct-2001        1.32     1708.10           3.40           6.60%    46.72%          10.23%
     23-Oct-2001        1.35     1704.40           3.40           6.75%    46.62%          10.21%
     24-Oct-2001        1.20     1731.20           3.38           6.00%    47.35%          10.17%
     25-Oct-2001        1.10     1775.50           3.43           5.50%    48.56%          10.31%
     26-Oct-2001        1.05     1768.90           3.49           5.25%    48.38%          10.49%
     29-Oct-2001        1.10     1699.50           3.34           5.50%    46.48%          10.06%
     30-Oct-2001        1.05     1667.00           3.25           5.25%    45.59%           9.78%
     31-Oct-2001        1.02     1690.20           3.36           5.10%    46.23%          10.11%
      1-Nov-2001        0.99     1746.00           3.40           4.95%    47.75%          10.23%
      2-Nov-2001        0.97     1745.70           3.36           4.85%    47.74%          10.09%
      5-Nov-2001        0.90     1793.60           3.38           4.50%    49.06%          10.17%
      6-Nov-2001        0.95     1835.00           3.63           4.75%    50.19%          10.90%
      7-Nov-2001        0.91     1837.50           3.51           4.55%    50.26%          10.57%
      8-Nov-2001        0.98     1827.80           3.58           4.90%    49.99%          10.77%
      9-Nov-2001        1.00     1828.50           3.66           5.00%    50.01%          11.01%
     12-Nov-2001        1.03     1840.10           3.77           5.15%    50.33%          11.34%

     13-Nov-2001        1.00     1982.10           3.92           5.00%    54.21%          11.78%
     14-Nov-2001        1.03     1903.20           3.96           5.15%    52.05%          11.91%
     15-Nov-2001        1.12     1900.60           3.98           5.60%    51.98%          11.97%
     16-Nov-2001        1.22     1898.60           4.25           6.10%    51.93%          12.77%
     19-Nov-2001        1.49     1934.40           4.53           7.45%    52.91%          13.62%
     20-Nov-2001        1.35     1880.50           4.35           6.75%    51.43%          13.07%
     21-Nov-2001        1.34     1875.00           4.38           6.70%    51.28%          13.19%
     23-Nov-2001        1.31     1903.20           4.41           6.55%    52.05%          13.26%
     26-Nov-2001        1.41     1941.20           4.49           7.05%    53.09%          13.50%
     27-Nov-2001        1.42     1935.96           4.67           7.10%    52.95%          14.03%
     28-Nov-2001        1.35     1887.98           4.39           6.75%    51.64%          13.21%
     29-Nov-2001        1.27     1933.00           4.35           6.35%    52.87%          13.08%
     30-Nov-2001        1.26     1930.00           4.36           6.30%    52.79%          13.10%
      3-Dec-2001        1.20     1904.00           4.24           6.00%    52.07%          12.76%
      4-Dec-2001        1.19     1963.00           4.39           5.95%    53.69%          13.20%
      5-Dec-2001        1.30     2046.70           4.54           6.50%    55.98%          13.66%
      6-Dec-2001        1.30     2054.30           4.69           6.50%    56.19%          14.12%
      7-Dec-2001        1.31     2021.00           4.62           6.55%    55.27%          13.90%
     10-Dec-2001        1.31     1992.00           4.55           6.55%    54.48%          13.68%
     11-Dec-2001        1.60     2001.90           4.79           8.00%    54.75%          14.42%
     12-Dec-2001        1.95     2011.40           4.91           9.75%    55.01%          14.76%
     13-Dec-2001        1.67     1946.50           4.82           8.35%    53.24%          14.50%
     14-Dec-2001        1.74     1953.20           4.71           8.70%    53.42%          14.17%
     17-Dec-2001        1.73     1987.50           4.68           8.65%    54.36%          14.07%
     18-Dec-2001        1.84     2004.70           4.59           9.20%    54.83%          13.81%
     19-Dec-2001        1.80     1982.90           4.56           9.00%    54.23%          13.73%
     20-Dec-2001        1.72     1918.50           4.49           8.60%    52.47%          13.50%
     21-Dec-2001        1.68     1945.80           4.47           8.40%    53.22%          13.45%
     24-Dec-2001        1.60     1944.50           4.44           8.00%    53.18%          13.36%
     26-Dec-2001        1.63     1960.70           4.58           8.15%    53.63%          13.78%
     27-Dec-2001        1.63     1976.40           4.62           8.15%    54.05%          13.88%
     28-Dec-2001        1.64     1987.30           4.74           8.20%    54.35%          14.27%
     31-Dec-2001        1.75     1950.40           4.95           8.75%    53.34%          14.89%

     We effected our initial public offering on September 26, 2000 at a per share price of $12.00.

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Compensation Committee Report, the Audit Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

                                 OTHER BUSINESS

     Our board does not intend to present any business at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting of Stockholders, and has no present knowledge that any others intend to present business at the annual meeting. If, however, other matters requiring the vote of the stockholders properly come before the annual meeting or any adjournment or postponement thereof, the persons named in the accompanying form of proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our officers and directors and persons who own more than 10 percent of our stock are required to report to the Securities and Exchange Commission their ownership and changes in ownership of our stock. Regulations of the Commission require us to disclose to our stockholders those filings that were not made on time. Based solely on the our review of copies of the reports received by us, or written representations received from reporting persons that no such forms were required for those persons, we believe that, during 2001, our officers and directors complied with all applicable filing requirements.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     To properly bring business before the 2003 annual meeting of stockholders, a stockholder must give timely notice thereof in writing to our Secretary. To be timely, a stockholder's proposal or nomination must be delivered to or mailed and received at our principal executive office no later than the close of business on March 17, 2003 nor earlier than the close of business on February 15, 2003, and must otherwise satisfy the requirements of our bylaws. If the date of the 2003 annual meeting changes by more than 30 days from the date contemplated at the time of this proxy statement, we must receive the stockholder's notice no earlier than the close of business on the 90th day prior to the 2003 annual meeting and no later than the close of business on the later of the 60th day prior to the 2003 annual meeting or, in the event public announcement of the date of the 2003 annual meeting is first made by us fewer than 70 days prior to the date of the 2003 annual meeting, the close of business on the 10th day following the day of the public announcement. A stockholder's notice to our Secretary must set forth as to each matter the stockholder proposes to bring before the 2003 annual meeting: (i) a brief description of the business desired to be brought before the 2003 annual meeting and the reasons for conducting such business at the 2003 annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares that are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in the stockholder's capacity as a proponent to a stockholder proposal. In addition to the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act by December 10, 2002. Notwithstanding anything in our bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in our bylaws.

                                  ANNUAL REPORT

     A copy of our Annual Report on Form 10-K for 2001 accompanies this proxy statement. Our financial statements and related information are included in such Annual Report.

                                           By order of the Board of Directors

                                           /s/ MARK COCHRAN
                                           ----------------------------------
                                           Mark Cochran
                                           Secretary

Hayward, California
March 29, 2002

                                  AVANTGO, INC.

                                      PROXY

     The undersigned stockholder of AvantGo, Inc., a Delaware corporation, hereby appoints Richard Owen and Felix Lin (together, the "Proxies"), each with the full power and authority to act as proxy of the undersigned, with full power of substitution, to vote all shares of common stock which the undersigned may be entitled to vote at the annual meeting of stockholders of AvantGo, Inc. to be held at AvantGo, Inc., 25881 Industrial Blvd., Hayward, California 94545, at 1:30 p.m. on Monday, May 13, 2002, and at any adjournment or postponement thereof, on the matters set forth in the notice of such meeting dated March 29, 2002, receipt of which is hereby acknowledged, in accordance with the following instructions:

     1.   ELECTION OF DIRECTORS.

          (a)  Nominee: Felix Lin.

          |_| FOR          |_| AGAINST         |_| ABSTAIN

          (b)  Nominee: Peter Ziebelman.

          |_| FOR          |_| AGAINST         |_| ABSTAIN

          (c)  Nominee: William J. Miller.

          |_| FOR          |_| AGAINST         |_| ABSTAIN

          Instruction:   To  withhold  authority  to  vote  for  any  individual
          nominee(s), write the nominee's name on the space provided below:

          ------------------------------------------------------------

     2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

          |_| FOR          |_| AGAINST         |_| ABSTAIN

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Proxy cards properly executed and returned without direction will be voted "for" the proposals. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     This proxy is solicited on behalf of our board of directors. A majority of said Proxies, including any substitute, or if only one of them be present then that one, may exercise all powers granted hereunder at said meeting or any adjournment or postponement thereof. This proxy revokes any proxy to vote such shares at such meeting or any adjournment or postponement thereof heretofore given by the undersigned to anyone other than that named above.

     Signature must be that of the stockholder himself or herself. If shares are held jointly, each stockholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Dated__________, 2002                          Signature -- Please write legibly
      IMPORTANT:  Please insert date.
                                               INDIVIDUAL HOLDER:

                                               _________________________________
                                               Signature

                                               _________________________________
                                               Print Name Here

                                               _________________________________
                                               Signature (if held jointly)

                                               _________________________________
                                               Print Name Here


                                               CORPORATE OR PARTNERSHIP HOLDER

                                               _________________________________
                                               Company Name

                                               By: _____________________________
                                               Its:_____________________________


                                      -2-